UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 14, 2012 (March 13, 2012)

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2012, Crimson Exploration Inc. issued a press release providing a Drilling Update Woodbine and Eagle Ford Shale Operations.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 8.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated March 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: March 14, 2012	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 13, 2012

EXHIBIT 99.1

Crimson Exploration Inc. Announces Drilling Update on Woodbine and Eagle Ford Operations

HOUSTON--(BUSINESS WIRE)--Mar. 13, 2012-- Crimson Exploration Inc. (NasdaqGM: CXPO) today announced an update on drilling activity in its two most active areas, the Woodbine play in Madison County, Texas and the Eagle Ford Shale in Karnes, Zavala and Dimmit counties, Texas.

Woodbine Horizontal Oil Redevelopment – Madison County, Texas

In Madison and Grimes counties, TX, Crimson is actively pursuing a drilling program on our 17,500 net acre position that is prospective for the Woodbine, Lewisville and Georgetown formations, among others. The Mosley #1H (88.8% WI), our first horizontal well targeting the Woodbine formation, began flowback operations on Friday, March 9th. Initial rates have been very positive as we clean the well up on a smaller choke. We expect to bring the well up to full rate over the next few weeks and will report results at that time. The well was drilled to a total measured depth of 15,650 feet, including a 6,300 foot lateral, and was completed using 23 stages of fracture stimulation.

At present, we are also drilling two additional horizontal wells in Madison County. Approximately 1 mile north of the Mosley #1H, the Grace Hall #1H (87% WI), targeting the Woodbine formation, is drilling at 8,900 feet, toward a total measured depth of 16,230 feet. The Vick Trust #1H (75% WI), is located approximately 6 miles east of the Mosley #1H and will also target the Woodbine formation. This well is currently drilling at 5,229 feet toward a total measured depth of 15,200 feet. Lateral lengths in both wells will range between 6,000 – 7,000 feet with 20 – 25 stages of fracture stimulation. Production from these wells is expected to commence mid-second quarter.

Allan D. Keel, President and Chief Executive Officer, commented, “We are very encouraged by the initial results of the Mosley well and look forward to sharing results upon finalizing flowback operations. Initial production appears to be in-line with results area operators have experienced and we expect the Woodbine to provide the oil growth necessary to achieve 50% liquids production.”

Eagle Ford Shale – Karnes, Zavala and Dimmit Counties, Texas

The Glasscock A #1H (95.5% WI), located in Karnes County, Texas targeting the Eagle Ford Shale, commenced production at a gross initial production rate of 726 Boepd, or 665 barrels of oil and 365 mcf, on a 13/64th choke and 2,743 psi of casing pressure. Results from prior wells have been reported on 16/64” chokes, and Crimson expects to maintain this well at current choke size to determine the benefit of more restricted rates on EUR in this field. At the end of February, the Glasscock B #1H (93.7% WI) well spud and is currently drilling in the lateral section at 11,687 feet. The B #1H will be drilled to a total measured depth of 15,375 feet, including a 4,350 foot lateral with 18 – 20 stages of fracture stimulation. Completion operations are expected to commence in early April, with initial production expected to commence later in that month. The

Glasscock acreage was acquired by Crimson in 2011 after the success experienced on the adjacent Littlepage McBride lease.

In Dimmit County, Texas, the Beeler #1 (50% WI) oil well commenced production in mid-February at a gross 24-hour initial rate of 370 Barrels of oil equivalent, or 337 barrels of oil and 195 thousand cubic feet of natural gas, on an 18/64th choke. The well was drilled to a total measured depth of 14,428 feet, including a 7,200 foot lateral, and was completed using 20 stages of fracture stimulation. The KM Ranch #2H (50% WI) well in Zavala County, our second well in that area, has been drilled to a total measured depth of 12,875 feet, including a 6,100 foot lateral, and is awaiting completion. The completion of that well will be delayed until flowback of the Beeler well and its results can be evaluated, and a determination can be made on whether any change in the completion/flowback recipe for the area should be implemented.

Allan D. Keel, President and Chief Executive Officer, said, “While the initial rates in the Beeler well have not been as high as we have experienced in Karnes County, it appears consistent with results we have seen by other operators in the immediate area. Crimson is still optimistic that this will be a very economic source of oil production growth and is aggressively studying the optimum lateral length, stimulation recipe, and flowback design required to maximize profitability in this area. We have validated that hydrocarbons are present in this part of the Eagle Ford Shale and will spend time determining that set of best practices before we drill additional wells in this area.”

Crimson Exploration is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States. The Company owns and operates conventional properties in Texas, Louisiana, Colorado and Mississippi, including approximately 5,700 net acres in the Haynesville Shale, Mid-Bossier, and James Lime plays in San Augustine and Sabine counties in East Texas, approximately 8,625 net acres in the Eagle Ford Shale in South Texas, approximately 17,500 net acres in Madison and Grimes counties in Southeast Texas and approximately 11,000 net acres in the Denver Julesburg Basin of Colorado.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results, leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2011, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Source: Crimson Exploration Inc.

Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Josh Wannarka, 713-236-7400
Manager of Investor Relations and FP&A